Business

Incubation & Acceleration

Shareholder Update

August 11, 2021

Safe Harbor

All information presented herein with respect to the existing and future business and historical operating results of FOMO, Inc. (the "Company") and estimates as to future operations, including the possible acquisition of companies that are the subject of Letters of Intent, are based on materials prepared by the Company's management and involve significant subjective judgment and analysis which may or not be correct. While the information provided herein is believed to be accurate and reliable, the Company makes no representations or warranties, express or implied, as to the accuracy or completeness of such information. Nothing contained herein is or should be relied upon as a promise or representation as to the future, particularly with respect to the possible acquisition of companies that are subject of Letters of Intent, which are subject to our due diligence and a definitive signed agreement between the respective parties, of which there are no assurances will be successfully completed. No information in this presentation should be construed as any indication whatsoever of the Company's future revenues, operating results, or stock price .

Business Operations Update

- Brands and Rebranding
- Business Development Underway
- Business Operations Strategies
- New Partnerships, Agreements, and Collaborations

Appendix

- IAQ Technologies – Product Offerings
- Energy Intelligence Center – Product Offerings
- Strategic Partnerships – Updates with 1 page each for:
  SOS, Clean Peak Energy Group, WorkMerk, and HVAC partner

Brands and Rebranding

The Energy Intelligence Center and Independence LED Lighting is now Energy Intelligence Center, LLC.

Purge Virus, LLC. Is now IAQ Technologies, LLC to provide focus on healthy buildings by providing air treatment, purification, and disinfection.

Our Core Services

IAQ Technologies LLC

- Pathogen Disinfection
- Disinfection system types:
  - Air handler in-duct systems,
  - Portable room units, and
  - Wall mounted units;
- Disinfection Technologies offered:
  - Ultraviolet light and
  - Bipolar Ionization
- Total Indoor Air Quality (IAQ) consulting, studies, and measurement & verification;
- Healthy buildings, environments, and occupation areas

ENERGY INTELLIGENCE CENTER

- Made in America Products;
- Buy American Act (BAA) Compliant Lighting;
- Assessing & optimizing large-scale HVAC chiller plants;
- Cooling & Refrigeration Platforms for commercial & industrial facilities:
  - OEM's Patented Technology and
  - Utilizes AI-Driven dynamic setpoints;
- Optimization of smaller scale HVAC with intelligent devices;
- Optimization of refrigeration and freezer cases, and walk-in coolers and freezers;
- Consulting;
- Monitoring;
- Measurement & Verification; and
- Utilizing building thermal energy storage to reduce energy consumption and costs.

Business Development Underway

IAQ Technologies LLC

ENERGY INTELLIGENCE CENTER

- Business Focus: Engineered Solutions to Healthy & Efficient Buildings.
- Our momentum:
  - *Energy efficiency, cost savings, bankability.*
- Strategic mergers or acquisitions being considered.
- New strategic and strengthened collaborations, partnerships, and joint development agreements:
  - Co-Development of New Products with unique application focus.
- Building new alliances and partnerships with vendors:
  - Establishing broader base of vendors to ensure operations, sales, and fulfilment.
- New market verticals:
  - Structured for:
    - Building systems,
    - Integration with Building Automation and Management Systems,
    - Artificial Intelligence functionality, and
    - Studies serving as a basis for defining projects and sales goals and objectives.
- Development of a Fulfillment Center for inventory and distribution for sales.
- Manufacturing partnerships for new UL Certified products (while maintaining current UL Certifications).

Business Development Underway *(cont'd)*

- Federal Government Initiatives:
  - American Infrastructure Plan,
  - American Families Plan, and
  - ESSER.
- Expanding business development and sales in:
  - Northeast U.S.;
  - North Mid-West U.S.;
  - Pacific Region of U.S.
  - Florida;
  - North Africa and Gulf Cooperation Council Countries:
    - Algeria, Egypt, Libya, Morocco, Sudan, Tunisia, and Western Sahara and
    - Saudi Arabia, United Arab Emirates, Oman, Bahrain, Kuwait, Qatar; and
  - Expanding into new U.S. and other global regions and markets.
- Hiring Vice President of Sales.
  - Expanding sales regions.
  - Establish Regional Directors.
- New and improved company websites for EIC and IAQ Technologies *(coming soon)*

Business Operations Strategies

- Establishing a procurement powerhouse.
- Increasing sales effectiveness by leveraging market intelligence.
- RFP Process for budgeting, reporting, planning, and sales.
- Build improved and new alliances and partnerships with other companies.
- Enhancing ways employee communicate:
  - Internal collaborations,
  - Customer Relationship Management (CRM), and
  - Supplier Relationship Management (SRM) systems
- Enhancing procurement process to unlock new value for future sales
- Building NEW Supply Chain Management (SCM) System
  - SCM Dimensions:
    - Development
    - Operations
    - Management
    - Inventory Control
    - Fulfillment

New Partnerships, Agreements, and Collaborations

- *Robotic Disinfection as a Service (RDaaS)*
    - Company entered into an Agreement to provide RDaaS with a robotics provider based in the Northeast.
        - They offer is a telepresence robot that combines autonomous mobility with high-definition video conferencing. It enable workers to move around a remote location as if they are physically present.
        - Founded by veteran robotics engineers
        - iRobot and Cisco collaborated on the Commercial telepresence system with integrated autonomous navigation.
        - Customers and partners include:
            - Fidelity, Cisco, Verizon, iRobot, Deloitte, Hilton, MIT Sloan School of Management, AT&T
            - They are a Cisco SolutionsPlus Partner
    - The Company, initially, plans to offer RDaaS to:
        - US Public and Private Elementary and Secondary Schools, and Universities;
        - State, Federal, and Municipal Law Enforcement and Correctional Facilities; and
        - Sports Venues and related ancillary facilities
    - RDaaS applications may be funded by a FOMO developed financial instrument (future service)

New Partnerships, Agreements, and Collaborations *(cont'd)*

- *Co-Development and Manufacturing Agreement*
  - Company entered into an Agreement with Safe Antivirus Technologies Inc. (SATI), an Ontario, Canada corporation, to co-develop and manufacture new and unique energy saving and smart disinfection technology products (https://safeantivirustech.com/)
    - Co-Development includes innovative Ultraviolet ("UV") lighting solutions for lighting infrastructure, effective UV sanitation of indoor environments, leveraging automation and internet of things ("IOT") technologies, monitoring, alerts, and tracking; including UV disinfection and continuous feedback loop IP and know-how.
    - The U.S. based manufacturing industry will assist with the design and fabrication of proofs of concept (POCs), minimally viable products (MVPs), production prototypes, and manufacturing of products.
    - Products will be submitted to the Underwriters Laboratory (UL) for performance testing and certification
  - Product integration and field of use has numerous opportunities in private, public, commercial, sports and athletic venues, schools and universities, law enforcement; and unique applications for remote and distance learning.

6. Where we are going

Cost-Effective Sustainability for SAFE & EFFICENT BUILDINGS


REDUCE PARTICLES
REDUCE PATHOGENS
NEUTRALIZE ODORS
SAVE ENERGY
SAVE TIME

Majority of Sale Effort to Date:

PRODUCTS

- **Purge Virus** – Complicated In-duct solutions
- **Energy Intelligence Center** – Complicated Custom Software for HVAC

→ **Outside Sales Reps** – paid on Commissions

→ **End Users: Commercial**

New Sales and M&A Effort:

PRODUCTS + Engineering Support Services

- **IAQ Technologies** – Fast and East to "plug-in" or install solutions
- **Energy Intelligence Center** – "pre-programmed" software for HVAC + Clean-tech partner technologies: https://energyintelligencecenter.com/energy-intelligence-partners/

→ **M&A or Partnerships with 3 to 5 HVAC Contractors, each with numerous accounts.** purchase at wholesale from IAQ Technologies and EIC

→ **End Users: Commercial**

APPENDIX

- IAQ Technologies - New Offerings
- Energy Intelligence Center - New offerings
- Strategic Partnerships – Updates with 1 page each for SOS, Clean Peak, WorkMerk, and HVAC partner

IAQ Technologies LLC

NEW OFFERINGS

Portable, Wall, Ceiling, and In-Duct
Disinfection

IAQ: Portable

Core Technology: Ultraviolet (UVC) + Photocatalytic Oxidation + HEPA and Activated Carbon Filtration
Coverage Area: Up to 3,000 sq ft at 8' ceiling
Size: 11.75" high, 9.5" wide, and 10" deep
Weight: 7.6 lbs
Efficacy: Eliminates over 99% of airborne contaminants

$750


POWER
RESET
FAN
vollara

Ships with cord and plug for standard electrical outlets

Most common placement: Counter or Table

Space Technology Hall of Fame

Video: https://www.youtube.com/watch?v=8A9ppmN9f9c&t=13s

IIAQ: Wall

Core Technology: Ultraviolet (UVC) from light-emitting diode (LED) semiconductors
Coverage Area: Up to 1,000 sq ft at 8' ceiling
Size: 8"h, 24"w, 4"d or 17.25"h, 12.5"w, 4.5d
Weight: 6 lbs
Efficacy: Eliminates over 99% of airborne contaminants

$500 to $895

Ships with cord and plug for standard electrical outlets and built-in holes on the back for easy wall mounting.


UV AIR PURIFIER



Product	Size	Power	Flux	Price
UV LED Wall Unit 120V 70W UVC	L: 24" H: 8" D: 4"	70W ~400 ft²	50W UV 350mW	$500
UV LED Wall Unit 120V 100W UVC		100W ~650 ft²	80W UV 500mW	$765

• 120Vac ~50/60Hz • Rated Life 30KHrs. (L_{70} B_{50}) at $T_{[A]}$ 25°C • UVC 265nm • • Airflow: 45 CFM • Noise Level: 47 dBA •

Product	Size	Power	Flux	Price
UV LED Wall Unit 120V 110W UVC	H: 17¼" W: 12½" D: 4½"	110W ~800 ft²	90W UV 650mW	$795
UV LED Wall Unit 120V 150W UVC		150W ~1,000 ft²	120W UV 900mW	$895

• 120Vac ~50/60Hz • Rated Life 30KHrs. (L_{70} B_{50}) at $T_{[A]}$ 25°C • UVC 265nm • • Airflow: 100 CFM • Noise Level: 47 dbA •

IAQ: Ceiling

Core Technology: Ultraviolet (UVC) from light-emitting diode (LED) semiconductors and added advantage of light
Coverage Area: Variable
Size: 2'x2' and 2'x4'
Weight: 10 lbs and 18 lbs
Efficacy: Eliminates over 99% of airborne contaminants

$465, $665, and $725

Clean air and illumination





Product	Size	Power	Flux	Price
UVGI Lay-in LED Troffer 2x2ft 277V 80W UVC	24 x 24"	80W ~400 ft²	300mW UVC 265nm	$465
UVGI Lay-in LED Troffer 2x4ft 277V 90W UVC	24 x 48"	90W ~500 ft²	350mW UVC 265nm	$665
UVGI Lay-in LED Troffer 2x4ft 277V 100W UVC	24 x 48"	100W ~700 ft²	450mW UVC 265nm	$725

IAQ: Ducted

Core Technology: Ultraviolet (UVC) for installation in Air Handling Unit (AHU) plenums or ducts
Coverage Area: Variable to air flow
Size: Variable to AHUs/Ducts
Weight: Variable based on model
Efficacy: Eliminates over 99% of airborne contaminants

Cost: Variable – Avg. $0.33 to $0.50 / sq ft of coverage area

Irradiation "dosage" for single pass disinfection is based on time, intensity, and distance.





So, for sizing, we need to know the cubic feet per minute (CFM) and the plenum or duct height, width, and length along the direction of the air flow.

NOTES:	1: PV-AUV-DC series fixtures are multi-voltage, multi-frequency (110-277V, 50/60Hz). For Ordering V options include 120 standard + 208/230 + 277. 208/230 is listed as example: PV-AUV-DC14-2-230		
	2: Fixture pricing includes fixture and lamps		
2 Lamp - PV-AUV-DC Series for varying duct widths			
	**PV-AUV-DC14-2**	Duct Clean fixture, 14", 2 high output UVC lamps	**$875.00**
	PV-AUV-DC16-2	Duct Clean fixture, 16", 2 high output UVC lamps	**$895.00**
	PV-AUV-DC24-2	Duct Clean fixture, 24", 2 high output UVC lamps	**$905.00**
	PV-AUV-DC33-2	Duct Clean fixture, 33", 2 high output UVC lamps	**$950.00**
	PV-AUV-DC45-2	Duct Clean fixture, 45", 2 high output UVC lamps	**$999.00**
4 Lamp - PV-AUV-DC Series for varying duct widths			
	**PV-AUV-DC14-4**	Duct Clean fixture, 14", 4 high output UVC lamps	**$1,150.00**
	PV-AUV-DC16-4	Duct Clean fixture, 16", 4 high output UVC lamps	**$1,175.00**
	PV-AUV-DC24-4	Duct Clean fixture, 24", 4 high output UVC lamps	**$1,225.00**
	PV-AUV-DC33-4	Duct Clean fixture, 33", 4 high output UVC lamps	**$1,275.00**
	PV-AUV-DC45-4	Duct Clean fixture, 45", 4 high output UVC lamps	**$1,299.00**

ENERGY INTELLIGENCE CENTER

NEW OFFERINGS

HVAC & Refrigeration Energy Reduction

UTILITY INCENTIVES

THE OPPORTUNITY:

- We can help you navigate the complicated incentives market.
- Many utility companies across the U.S. offer either prescriptive rebates or custom incentives on technology that reduces energy consumption.
- We take the challenge out of the opportunity by identifying utility incentive opportunities.

SUPPORT BEYOND THE HARDWARE

SAMPLE INCENTIVE

intelliHVAC

PPL will now give a $500 custom credit for each **Intelli**HVAC unit based on energy saving data collected. This reduces the equipment cost by 50%, which can bring the payback time down to six months or less.

PPL Electric Utilities provides electricity distribution and transmission services to over 2.5 million customers in Pennsylvania, Kentucky and also Virginia.

ppl
PPL Electric Utilities



LG&E KU
PPL companies

ENERGY INTELLIGENCE CENTER

HVAC & Refrigeration Energy Reduction

(Typically for systems up to 25 tons; conditions apply for systems of 25–75 tons)

1 HVAC Systems up to 25 tons

intelliHVAC
INTELLIGENT SOLUTIONS FOR HEATING AND AIR







IntelliHVAC is an intelligent and effective system that reduces energy consumption in package and split HVAC systems, up to 25 tons. It actively manages post purge and compressor cycles and works in both heating and cooling modes.

- **Guaranteed to reduce energy 15-30%**
- **Reduces compressor cycles by 20%**
- **Prevents wear and tear to extend life of equipment**
- **Typical 12-month ROI**
- Reduced CO_2 emissions
- Lifetime warranty
- **No impact on HVAC warranty**

Given that nearly all HVAC units have identical 24v color wiring controls, **Intelli**HVAC easily connects to most central air HVAC systems.

2 Ductless PTAC Systems

intelliPTAC
INTELLIGENT SOLUTIONS FOR HEATING AND AIR





IntelliPTAC was developed as an extension of the IntelliHVAC for PTAC systems. Packaged Terminal Air Conditioners (PTAC) and Packaged Terminal Heat Pumps (PTHP) installed across the country outnumber all other HVAC systems combined. They are commonly found in hotels, motels, apartments, condos, schools, medical facilities and offices nationwide.

- **Guaranteed to reduce energy 10-15%**
- **Reduces compressor cycles by 15%**
- **Prevents wear and tear to extend life of equipment**
- **Typical 18-month ROI**
- Reduced CO_2 emissions
- Lifetime warranty
- **No impact on HVAC warranty**

ENERGY INTELLIGENCE CENTER

HVAC & Refrigeration Energy Reduction

(Typically for systems up to 25 tons; conditions apply for systems of 25–75 tons)

3 Refrigeration/Freezer Cases

ASHDC



ASHDC is an intelligent Anti-Sweat Heater Door Control that reduces energy by up to 80% by actively managing Anti-Sweat Heaters with sensor-based technology so that they only operate when condensation is detected. The built-in programmed maintenance cycle (PMC) technology assures that all display cases remain sweat, frost and ice free.

- **Guaranteed to reduce energy up to 80%**
- **Display cases remain sweat, frost and ice free**
- **Prevents wear and tear to extend life of equipment**
- **Typical 12-month ROI**
- **Reduced CO2 emissions**
- **3-year warranty**
- **No impact on system warranty**
- **Prescriptive Rebates available in most areas**
- **Components exceed UL standards**

ASHDC operates door heaters independently from frame and mullion heaters. ASHDC is easily installed in your existing cases and walk-ins. Precise placement of the moisture sensors offers maximum savings while assuring adequate anti-sweat function.

4 Refrigeration/Freezer Walk-

EnerG^2





EnerG^2 reduces energy consumption and compressor cycles in walk-in coolers and freezers by providing a more accurate means of temperature measurement through a specialized gel compound that simulates the food product temperature instead of the air temperature which fluctuates with more volatility. It fits easily onto the existing thermostat air probe.

- **Guaranteed to reduce energy costs 15-30%**
- **Reduces compressor cycles by 40-60%**
- **Prevents wear and tear to extend life of equipment**
- **Typical 12-month ROI**
- **Reduced CO2 emissions**
- **Lifetime warranty**
- **No impact on system warranty**

ENERGY INTELLIGENCE CENTER

HVAC & Refrigeration Energy Reduction

(Typically for systems up to 25 tons; conditions apply for systems of 25–75 tons)

Notable Projects From manufacturing provider

McDonalds Franchise - 60 Locations



Total Combined Annual Savings: $284,689
Total Projected 10 Year Savings: $2,846,890
ROI: 8.4 Months

Burger King



Total Combined Annual Savings: $74,564
Total Projected 10 Year Savings: $745,640
ROI: 11.4 Months

Nouria



Total Combined Annual Savings: $103,418
Total Projected 10 Year Savings: $1,034,180
ROI: 11.4 Months

O2 Fitness



Total Combined Annual Savings: $189,766
Total Projected 10 Year Savings: $1,897,660
ROI: 14.5 Months

Subway Franchise - 120 Locations


SUBWAY

Total Combined Annual Savings: $240,055
Total Projected 10 Year Savings: $2,400,550
ROI: 14.9 Months

Dunkin Donuts



Total Combined Annual Savings: $137,560
Total Projected 10 Year Savings: $1,375,600
ROI: 12.9 Months

Hilton


Hilton

Total Combined Annual Savings: $42,471
Total Projected 10 Year Savings: $424,710
ROI: 15.5 Months

Best Western Plus



Total Combined Annual Savings: $122,508
Total Projected 10 Year Savings: $1,225,080
ROI: 14.8 Months

Multi State C-Store Chain



Total Combined Annual Savings: $1,592,550
Total Projected 10 Year Savings: $15,925,500
ROI: 16.8 Months

Spinx



Total Combined Annual Savings: $457,752
Total Projected 10 Year Savings: $4,577,520
ROI: 15.8 Months

Rochester General Hospital



Total Combined Annual Savings: $15,475
Total Projected 10 Year Savings: $154,750
ROI: 12.8 Months

American School For The Deaf



Total Combined Annual Savings: $39,071
Total Projected 10 Year Savings: $390,710
ROI: 7.2 Months

Safely Opening Schools Update

- FOMO's Purge Virus (PV) has been actively working with SOS, and PV's products that are ideal for disinfection at school nurse offices and classrooms are now up on the SOS "portal".
- The portal gives school administrators the ease of clicking to order and SOS manages the time consuming grant applications for the Elementary and Secondary School Emergency Relief (ESSER) and CARES Act funding.
- One of the sales challenges for disinfection in the school air handling units (AHUs) is that many schools do not readily have at hand the size of the AHU plenums or the tonnage and cubic feet per minute (CFM) that PV needs to correctly size the dosage of the ultraviolet technology for system wide disinfection across the schools' heating, ventilation, and air conditioning (HVAC) systems.
- A second challenge is that many schools need to go to bid for projects over $15,000, and this slows the sales cycle.

Clean Peak Energy Group Update

- FOMO has provided leads but adoption has been slower than anticipated given the offering is new to many customers and there has been some resistance from prospective customers in providing their utility bills and other information that is necessary for CPE to provide proposals.
- The good news is that CPE is actively engaging in accounts that it has generated internally and the case studies will help FOMO attract, engage, and convert prospects into customers.
- In June 2021, Clean Peak announced an agreement with Chelsea Piers Connecticut, a more than 400,000 square foot sports facility, to use the Clean Peak Energy thermal mass storage technology. Chelsea Piers CT is using the technology to save over $25,000 next year in installed electricity capacity costs (ICAP) for the building.
- This summer, Clean Peak additionally signed an agreement with EDF Energy Services, LLC, part of the EDF Group, one of the world's largest power companies and a global leader in low-carbon energy (https://www.edfenergyna.com/). This relationship enables Clean Peak Energy to offer some of the most competitive electricity rates in the United States to commercial accounts. FOMO in combination with Clean Peak Energy can offer customers the potential for reductions in cost per kWh as well as efficiency in the consumption of electricity. to buildings.

WorkMerk Update

- FOMO has seen that vaccination reduces the urgency for prospective buyers to purchase disinfection technology. Plus, the CDC has not made disinfection of indoor air a top guidance priority relative to masks and social distancing.
- As WorkMerk expands its Real-Time Verification Software, it helps businesses stay open during these turbulent times (https://www.workmerk.com/post/real-time-verification-software-to-help-restaurants-reopen).
- FOMO sees excellent potential to provide energy efficiency technology to restaurants, many of which have rooftop air handling units (ACHs) and heating, ventilation, and air conditioning (HVAC) systems that are less than 25 tons.
- FOMO's Energy Intelligence Center has new offerings that are ideal for these type of rooftop systems. The technologies typically reduce energy by 20-50%. Depending on the applications, the optimization pays for itself within 6-18 months by reducing energy, cost, *and* prolonging equipment life.
- The technology costs under $1,500 for each unit, with installation in less than one hour, and the simple payback is often less than one year. EIC is pleased to work with the manufacturing provider that has "Made in America" products and installed solutions at over 1,200 locations in the U.S. and globally, generating over $140 million in total combined energy savings.

HVAC Partner Update (former M&A target)

- FOMO's Purge Virus (PV) has been actively working with an HVAC partner, starting with PV introducing them to accounts such as installation of disinfection technology at a Native American corporate campus and HVAC partner has reciprocated with purchasing disinfection technology for some of its accounts, including a major manager of Senior Living Facilities.
- As the relationship expands, FOMO's other holding the Energy Intelligence Center (EIC) also sees opportunities to work with them.
- Most recently in early August, EIC introduced this company to new energy optimization technology for the devices that save 20-50% of the energy consumption for HVAC units up to 25 tons.
- The management team has requested the devices for pilot programs and offices and senior living centers that have rooftop devices are well suited for mutual business.

SUMMARY:

- Business development is taking longer than expected given multiple factors, but the relationship with each of the strategic partner companies is strong and growing.
- One of the key challenges is familiarizing the strategic partners with the advanced and disruptive technologies and then the subsequent education of the prospective customers for the technology.
- FOMO and its holdings remain tenacious in the training and outreach to convert the relationships into revenue and provide shareholder value.
- As FOMO continues to seek funding, the dollars will help fuel the ability for its holdings companies to augment the sales staff, participate in trade shows and other marketing, and provide the training and outreach to both strategic partners and customers.

Marketplace Opportunities - IAQ

RISING AND FALLING NEW CORONAVIRUS CASES

CHANGE IN NUMBER OF NEW CASES COMPARED TO 14 DAYS AGO*

- STRONG DECREASE
- DECREASE
- FLAT
- INCREASE
- STRONG INCREASE



LARGEST DECREASE:
MICHIGAN
D.C.
LARGEST INCREASE:
TEXAS

*CHANGE IN SEVEN-DAY AVERAGE OF NEW CASES TWO WEEKS AGO TO 6/25/2020.
"STRONG" CHANGE: +/- 200;
"FLAT": +/- 10

SOURCE: N.Y. TIMES COMPILATION OF STATE AND LOCAL GOVERNMENTS AND HEALTH DEPARTMENTS DATA **DATA THROUGH 6/25/2020** FORTUNE

Marketplace Opportunities – Energy Efficiency

U.S.A:

Private sector momentum towards energy efficiency relative to cost savings and environmental stewardship, given record breaking heat waves and cyber attacks on fuel infrastructure.

Federal Government initiatives with the expected American Infrastructure Plan and American Families Plan

Fifteen states across the country—Arizona, California, Colorado, Connecticut, Idaho, Maine, Massachusetts, Montana, Nevada, New Hampshire, Oregon, Rhode Island, Utah, Washington and Wyoming—have been hit by extreme heat this year as scorching temperatures continue to persist from coast to coast. Exceptional heatwaves have made **June 2021 the hottest June** on record for the U.S., according to the National Oceanic and Atmospheric Administration (NOAA) Source: https://www.newsweek.com/15-states-us-have-been-hit-extreme-heat-so-far-2021-1608473

M&A Opportunities – Update

- SmartGuard Energy (LED Funding IV Lux Solutions) remain in due diligence. Revenue and project delays due to lockdowns impacted first half 2021 results. Sale funnel remains strong with major markets in Puerto Rico now reopening and stimulus being funded.
- SmartGuard disinfection business being analyzed by SGE transaction is front burner; executing extension.
- Whiteboard EdTech deal has been negotiated with minimal cash required and restricted Series B Preferred shares. Had record $2.5 million June, pipeline is full., and cross-selling to 200 school districts is a fertile opportunity.
- Additional M&A contemplated by management to expand super-regionally and nationwide.
- We have made an offer to a $4.2 million revenue $1.2 million EBITDA+ diversified contractor in the Midwest with government, enterprise and institutional customers. 1/3 stock 1/3 cash 1/3 notes.
- $800 million family office has provided non-toxic financing terms and is expected to enable FOMO to obtain imminent financing, retire all variable notes, and finance M&A. Contemplating if/how to use the S-1 equity program in conjunction.

Q&A

Materials Prepared by
John Conklin CEOO & Charlie Szoradi CTO
Energy Intelligence Center, LLC and IAQ Technologies, LLC

Thank You!

Vik Grover

President & CEO

vik.grover@fomoworldwide.com